SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):	December 16, 2003

TUTOGEN MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Florida	01-16128	59-3100165
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1130 McBride Avenue
3rd Floor
West Patterson, New Jersey 07424
(Address of principal executive offices) (Zip Code)

(973) 785-0004
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

     On December 16, 2003, Tutogen Medical, Inc. issued a press release announcing its financial results for the fiscal year ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC.
(Registrant)

	By:	/s/ George Lombardi

George Lombardi
Chief Financial Officer

Date: December 19, 2003

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Text of Press release issued by Tutogen Medical, Inc., dated December 16, 2003

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